UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2010

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders (the “Meeting”) of FactSet Research Systems Inc. (“FactSet”) held on December 14, 2010, the stockholders of FactSet voted on and approved the Amended and Restated FactSet Research Systems Inc. 2004 Stock Option and Award Plan (the “Plan”), including the reservation of an additional 4,000,000 shares of common stock for issuance thereunder.

The terms and conditions of the Plan are described in FactSet’s Revised Proxy Statement dated December 6, 2010 (the “2010 Proxy Statement”). The Plan is attached and filed as Exhibit 10.1 to this current report on Form 8-K, and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following three proposals were submitted to the stockholders at the fiscal 2010 Annual Meeting of Stockholders held on December 14, 2010:

1.	To elect three directors to the Board of Directors, each for a three-year term.

2.	To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as FactSet’s independent registered public accounting firm for the fiscal year ending August 31, 2011.

3.	To approve the amendment and restatement of the FactSet Research Systems Inc. 2004 Stock Option and Award Plan.

For more information about the foregoing proposals, see FactSet’s Revised Proxy Statement dated December 6, 2010. Holders of FactSet common stock were entitled to one vote per share and vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Proposal 1: To elect three members to the Board of Directors of FactSet, each for a three-year term.

Director	For	Withheld	Broker Non-Votes
Joseph E. Laird	35,929,325	3,950,756	4,010,455
James J. McGonigle	36,529,326	3,350,755	4,010,455
Charles J. Snyder	22,623,377	17,256,704	4,010,455

The other directors whose terms of office continued after the Meeting are: Scott A. Billeadeau, Michael F. DiChristina, Philip A. Hadley, Walter F. Siebecker and Joseph R. Zimmel.

Proposal 2: To ratify the appointment of the accounting firm of PricewaterhouseCoopers LP as FactSet’s independent registered public accounting firm for the fiscal year ending August 31, 2011.

For	43,838,710
Against	45,587
Abstained	6,239

Proposal 3: To approve the amendment and restatement of the FactSet 2004 Stock Option and Award Plan, including an increase to the number of authorized shares of common stock that may be issued under the Plan by 4,000,000.

For	29,357,701
Against	9,457,302
Abstained	1,065,078
Broker Non-Votes	4,010,455

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

EXHIBIT NUMBER	DESCRIPTION

10.1	FactSet Research Systems Inc. 2004 Stock Option and Award Plan, as Amended and Restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
(Registrant)

Date: December 17, 2010	/S/ MAURIZIO NICOLELLI
Maurizio Nicolelli
Senior Vice President and Director of Finance
(Principal Financial Officer)

/S/ MATTHEW J. MCNULTY
Matthew J. McNulty
Vice President and Controller
(Principal Accounting Officer)